                                                                 EXHIBIT 25

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Timothy C. Coughlin and David Lesser, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents with full and several power of substitution for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements relating to Common Stock (the "Securities") of the Riggs National Corporation (the "Company") to be issued under the Riggs National Corporation 1994 Stock Option Plan, and any amendments, including pre-effective and post-effective amendments and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, including executing and delivering all documents, instruments, agreements and regulatory or governmental filings to the Securities and Exchange Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction or any other regulatory authority in connection with the registration, offer or sale of the Securities, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney in the capacities and on the dates indicated.


NAME                            TITLE                     DATE
____                            _____                     ____



/s/ JOE L. ALLBRITTON           Chairman of the Board     November 9, 1994
____________________________    and Chief Executive
Joe L. Allbritton               Officer



/s/ ROBERT L. SLOAN             Vice Chairman of the      November 9, 1994
____________________________    Board
Robert L. Sloan



/s/ TIMOTHY C. COUGHLIN         President                 November 9, 1994
____________________________
Timothy C. Coughlin

NAME                            TITLE                     DATE
____                            _____                     ____



/s/ JOHN L. DAVIS               Chief Financial Officer   November 9, 1994
____________________________    (Principal Financial
John L. Davis                   and Accounting Officer)



/s/ BARBARA B. ALLBRITTON       Director                  November 9, 1994
____________________________
Barbara B. Allbritton



/s/ ROBERT L. ALLBRITTON        Director                  November 9, 1994
____________________________
Robert L. Allbritton



/s/ FREDERICK L. BOLLERER       Director                  November 9, 1994
____________________________
Frederick L. Bollerer



/s/ CALVIN CAFRITZ              Director                  November 9, 1994
____________________________
Calvin Cafritz



/s/ CHARLES A. CAMALIER, III    Director                  November 9, 1994
____________________________
Charles A. Camalier, III



/s/  RONALD E. CUNEO            Director                  November 9, 1994
____________________________
Ronald E. Cuneo


/s/ FLOYD E. DAVIS, III         Director                  November 9, 1994
____________________________
Floyd E. Davis, III



/s/ JACQUELINE C. DUCHANGE      Director                  November 9, 1994
____________________________
Jacqueline C. Duchange

NAME                            TITLE                     DATE
____                            _____                     ____



/s/ MICHELA A. ENGLISH          Director                  November 9, 1994
____________________________
Michela A. English



/s/ JAMES E. FITZGERALD         Director                  November 9, 1994
____________________________
James E. Fitzgerald



/s/ DAVID J. GLADSTONE          Director                  November 9, 1994
____________________________
David J. Gladstone



/s/ LAWRENCE I. HEBERT          Director                  November 9, 1994
____________________________
Lawrence I. Hebert



/s/ MICHAEL J. JACKSON          Director                  November 9, 1994
____________________________
Michael J. Jackson



/s/ LEO J. O'DONOVAN, S.J.      Director                  November 9, 1994
____________________________
Leo J. O'Donovan, S.J.



/s/ STEVEN B. PFEIFFER          Director                  November 9, 1994
____________________________
Steven B. Pfeiffer



/s/ JOHN A. SARGENT             Director                  November 9, 1994
____________________________
John A. Sargent



/s/ JAMES W. SYMINGTON          Director                  November 9, 1994
____________________________
James W. Symington

NAME                            TITLE                     DATE
____                            _____                     ____



/s/ JACK VALENTI                Director                  November 9, 1994
____________________________
Jack Valenti



/s/ EDDIE N. WILLIAMS           Director                  November 9, 1994
____________________________
Eddie N. Williams